UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 5, 2004

EURAMAX INTERNATIONAL, INC.

(Exact name of registrant as specified in charter)

Delaware	333-05978	58-2502320
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5445 Triangle Pkwy Suite 350, Norcross, Georgia, 30092

(Address of Principal Executive Offices)         (Zip Code)

(770) 449-7066

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions :

☐                                          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                          Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                          Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13-4(c))

Item 1.01               Entry into a Material Definitive Agreement

On March 15, 2005, the Third Amended and Restated Credit Agreement, dated October 9, 2003, among Euramax International, Inc. and its subsidiaries, Wachovia Bank, N.A. (as Agent and Lender) and the Lenders was amended to increase the allowed obligations as lessee for the rental or hire of real or personal property of any kind under leases or agreements to lease (other than Capitalized Leases) having an original term of one year or more.

Item 9.01               Financial Statements and Exhibits.

Exhibit	Description

99.1	Third Amendment to the Amended and Restated Credit Agreement, dated October 9, 2003, among Euramax International, Inc. and its subsidiaries, Wachovia Bank, N.A. (as Agent and Lender) and the Lenders.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EURAMAX INTERNATIONAL, INC.

	By:	/s/ R. Scott Vansant
		Name:	R. Scott Vansant
		Title:	Chief Financial Officer and Secretary

Dated: March 21, 2005

EXHIBIT INDEX

Exhibit	Description

99.1	Third Amendment to the Amended and Restated Credit Agreement, dated October 9, 2003, among Euramax International, Inc. and its subsidiaries, Wachovia Bank, N.A. (as Agent and Lender) and the Lenders.